                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1994 94-1 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1994 to July 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10 day of August, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994

                           CUSIP#'S 393505-BU5, BV3, BW1, BX9, BY7
                           TRUST ACCOUNT #3331875-0
                           REMITTANCE DATE: 8/15/94

                                                  Total $          Per $1,000
                                                   Amount           Original
                                                --------------  ---------------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                              7,946,343.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                     749,628.37      4.28359069
         b. Class A-2 Interest                     487,500.00      5.41666667
         c. Class A-3 Interest                     316,250.00      5.75000000
         d. Class A-4 Interest                     405,078.00      6.00000000
         e. Class A-5 Interest                     716,062.56      6.37499999

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                     .00            .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                     .00            .00

B.  Principal
     (5) Formula Principal Distribution
         Amount                                  3,590,668.76             N/A
         a. Scheduled Principal                  1,406,488.02             N/A
         b. Principal Prepayments                2,101,220.82             N/A
         c. Liquidated Contracts                    82,959.92             N/A
         d. Repurchases                                  0.00             N/A

     (6) Pool Scheduled Principal
         Balance                               543,658,141.60    968.02783890
    (6a) Pool Factor                                .96802784
     (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                             .00
     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         Pool Scheduled Principal Balance)              88.71%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994
                                     Page 2

                           CUSIP#'S 393505-BU5, BV3, BW1, BX9, BY7
                           TRUST ACCOUNT #3331875-0
                           REMITTANCE DATE: 8/15/94

                                                    Total $            Per $1,000
                                                    Amount              Original
                                                 --------------     ---------------

    (9)   Class A Percentage for the following
          Remittance Date                                 88.64%
   (10)   Class A Principal Distribution:
          a. Class A-1                             3,590,668.76      20.51810720
          b. Class A-2                                      .00              .00
          c. Class A-3                                      .00              .00
          d. Class A-4                                      .00              .00
          e. Class A-5                                      .00              .00

   (11)   Class A-1 Principal Balance            157,043,981.60     897.39418057
   (11a)  Class A-1 Pool Factor                       .89739418

   (12)   Class A-2 Principal Balance             90,000,000.00     1000.0000000
   (12a)  Class A-2 Pool Factor                      1.00000000

   (13)   Class A-3 Principal Balance             55,000,000.00     1000.0000000
   (13a)  Class A-3 Pool Factor                      1.00000000

   (14)   Class A-4 Principal Balance             67,513,000.00     1000.0000000
   (14a)  Class A-4 Pool Factor                      1.00000000

   (15)   Class A-5 Principal Balance            112,323,539.00     1000.0000000
   (15a)  Class A-5 Pool Factor                      1.00000000

   (16)   Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                              .00

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (17) 31-59 days                                 2,690,487.41              108

   (18) 60 days or more                            1,322,882.57               50

   (19) Current Month Repossessions                  457,597.46               19

   (20) Repossession Inventory                       783,753.76               33

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994
                                     Page 3

                       CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                       TRUST ACCOUNT #3331875-0
                       REMITTANCE DATE: 8/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in April 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                               .24%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                    .19%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                               .49%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                    .44%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from April 1, 1999 to
         March 31, 2000, 9% from April 1, 2000 to
         March 31, 2001 and 10% thereafter)                           0.01%

(24)  Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                    32,772.25

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, divided by arithmetic
         average of Pool Scheduled Principal Balances for third
         preceding Remittance and for current Remittance Date;
         may not exceed 2.75%)                                        0.05%

(25)  Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 22%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $11,232,283.00                                           11.29%

                                 GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994

                            CUSIP#'S 393505BZ4, CA8
                            REMITTANCE DATE: 8/15/94

                                                                Total $       Per $1,000
                                                                 Amount        Original
                                                              ------------    ----------
CLASS B1 CERTIFICATES
- -----------------------

   (1) Amount Available less the Class A
       Distribution Amount (including Monthly
       Servicing Fee)                                       1,681,155.31

   (2) Class B-1 Remittance Rate (7.60% unless
       Weighted Average Contract Rate is
       below 7.60%)                                                 7.60%

   (3) Aggregate Class B1 Interest                            160,056.00     6.33333333

   (4) Amount applied to Unpaid Class
       BI Interest Shortfall                                         .00          .00

   (5) Remaining unpaid Class B1
       Interest Shortfall                                            .00          .00
   (6) Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date                      .00
   (7) Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)                         .00
  (7a) Class B Percentage for the following
       Remittance Date    .00
   (8) Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)                        .00

  (9a) Class B1 Principal Shortfall                                  .00

  (9b) Unpaid Class B1 Principal Shortfall                           .00

  (10) Class B Principal Balance                           61,777,621.00

  (11) Class B1 Principal Balance                          25,272,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1994
                                     Page 2

                            CUSIP#'S 393505BZ4, CA8
                            REMITTANCE DATE: 8/15/94

Class B2 and C Certificates
- -----------------------------
  (12) Remaining Amount Available                 1,521,099.31

  (13) Class B-2 Remittance Rate (7.85%
       unless Weighted Average Contract
       Rate is less than 7.85%)                           7.85%

  (14) Aggregate Class B2 Interest                  238,807.60       6.54166656

  (15) Amount applied to Unpaid Class
       B2 Interest Shortfall                               .00              .00

  (16) Remaining Unpaid Class B2
       Interest Shortfall                                  .00              .00

  (17) Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date            .00

  (18) Class B2 Principal Liquidation Loss Amount          .00

  (19) Class B2 Principal (zero until Class B1
       paid down; thereafter, Class B Percentage
       of Formula Principal Distribution Amount)           .00

  (20) Guarantee Payment                                   .00

  (21) Class B2 Principal Balance                36,505,621.00

  (22) Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive
       at Amount Available if the Company is
       not the Servicer; deducted from funds
       remaining after payment of Class A
       Distribution Amount and Class B1 and B2
       Distribution Amount; if the Company
       is the Servicer)                             228,020.34

  (23) 2.60 Guarantee Fee                         1,054,271.37

  (24) Class C Residual Payment                            .00

  (25) Repossessed Contracts                        457,597.46

  (26) Repossessed Contracts Remaining in
       Inventory                                    783,753.76

  (27) Weighted Average Contract Rate                 9.802233

                                     GTFC
                                      94-1
                                   July, 1994
                              Defaulted Contracts

                                                  Estimated
                                       Repurchase  Loss at
Account #       Principal   Interest    Amount    Sale Date
- --------------  ----------  --------  ----------  ---------
28314485          8,512.84    50.79    8,563.63    3,710.41
37312899         11,546.46    68.89   11,615.35    3,818.87
41300635         31,503.23   187.96   31,691.19   18,540.57
80310901         10,693.10    63.80   10,756.90    2,043.94
90316894         20,704.29   123.53   20,827.82    3,689.62
                ----------  -------  ----------  ----------

                $82,959.92  $494.97  $83,454.89  $31,803.41
                ==========  =======  ==========  ==========